EXHIBIT 32.1



                                Certification of
                             American River Holdings
                  pursuant to Section 906 of the Sarbanes-Oxley
             Act of 2002 regarding Quarterly Report on Form 10-Q for
                         the quarter ended June 30, 2003


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated:  August 6, 2003           By: /s/ DAVID T. TABER
                                          ----------------------
                                          David T. Taber
                                          President and Chief Executive Officer

         Dated: August 6, 2003            By: /s/ MITCHELL A. DERENZO
                                          ---------------------------
                                          Mitchell A. Derenzo
                                          Executive Vice President and
                                          Chief Financial Officer




         A signed original of this written statement required by Section 906 has been provided to American River Holdings and will be retained by American River Holdings and furnished to the Securities and Exchange Commission or its staff upon request.

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